EXHIBIT 99.1

MONTHLY OPERATING REPORT
(GENERAL BUSINESS CASE)

SUMMARY OF FINANCIAL STATUS

MONTH ENDED:	June 30, 2020	PETITION DATE:	January 29, 2019

1.
Debtors in possession (or trustee) hereby submit this Monthly Operating Report on the Accrual Basis of accounting (or if checked here the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtors).

Dollars reported in $ millions

2.	Asset and Liability Structure	End of Current	End of Prior	As of Petition
		Month	Month	Filing (1)
	a. Current Assets	$25,013	$10,269	$9,091
	b. Total Assets	$109,229	$87,091	$79,809
	c. Current Liabilities	$45,795	$8,184	$3,740
	d. Total Liabilities	$105,428	$81,032	$66,888

3.	Statement of Cash Receipts & Disbursements for Month	End of Current Month	End of Prior Month	Cumulative (Case to Date)
	a. Total Receipts	$2,467	$1,434	$35,018
	b. Total Disbursements	$(2,258)	$(1,939)	$(34,953)
	c. Excess (Deficiency) of Receipts Over Disbursements (a - b)	$209	$(505)	$65
	d. Cash Balance Beginning of Month	$766	$1,271	$910
	e. Cash Balance End of Month (c + d)	$975	$766	$975

		End of Current Month	End of Prior Month	Cumulative (Case to Date) (1)
4.	Profit/(Loss) from the Statement of Operations	$(2,271)	$177	$(9,254)
5.	Account Receivables (Pre and Post-Petition)	$5,098	$5,005
6.	Post-Petition Liabilities	$15,219	$5,200
7.	Past Due Post-Petition Account Payables (over 30 days) (2)	$—	$—

(1) Data as of January 29, 2019 is not available, January 31, 2019 data used as Petition Date.

(2) In the ordinary course, in most instances PG&E Corporation and the Utility’s process for validating items for payment to suppliers requires the matching of a vendor invoice with a purchase order and, additionally, with a goods receipt (reflecting PG&E Corporation and the Utility’s acknowledgment of the delivery of goods or completion of services).  That matching process extends the timeline for a vendor invoice to be cleared for payment until such time as the validation operation is fully complete.  PG&E Corporation and the Utility are actively engaged on an ongoing basis with their supplier base to minimize the invoice matching and validation time frame.  To the best of PG&E Corporation and the Utility’s knowledge, in all instances where the invoice matching process has been satisfactorily completed for post-petition vendor activity, PG&E Corporation and the Utility do not have any past due post-petition accounts payable as of June 30, 2020.

At the end of this reporting month:		Yes	No
8.	Have any payments been made on pre-petition debt, other than payments in the normal course to secured creditors or lessors? (if yes, attach listing including date of payment, amount of payment and name of payee)	✓
9.	Have any payments been made to professionals? (if yes, attach listing including date of payment, amount of payment and name of payee)	✓
10.	If the answer is yes to 8 or 9, were all such payments approved by the court?	✓
11.	Have any payments been made to officers, insiders, shareholders, relatives? (if yes, attach listing including date of payment, amount and reason for payment, and name of payee)	✓
12.	Are the estates insured for replacement cost of assets and for general liability?	✓
13.	Are a plan and disclosure statement on file? (1)	✓
14.	Was there any post-petition borrowing during this reporting period? (2)	✓

15.	Check if paid:
	Post-petition taxes:	✓
	U.S. Trustee Quarterly Fees:	✓
	Tax reporting and tax returns:	✓

(Attach explanation, if post-petition taxes or U.S. Trustee Quarterly Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)

(1) The Debtors filed with the Bankruptcy Court their Joint Chapter 11 Plan of Reorganization on September 9, 2019. The Debtors thereafter amended such plan on September 23, 2019 (Docket #3966), and November 4, 2019 (Docket #4563). On December 12, 2019, the Debtors and Shareholder Proponents (as defined in the Plan) filed the Debtors' and Shareholders Proponents' Joint Chapter 11 Plan of Reorganization with the Bankruptcy Court, which was thereafter amended on January 31, 2020 (Docket #5590), March 9, 2020 (Docket #6217), March 16, 2020 (Docket #6320), May 22, 2020 (Docket #7525) and June 19, 2020 (Docket #8048) (“the Plan”). On February 7, 2020, the Debtors filed a disclosure statement with respect to the Plan (Docket #5700), which was thereafter amended on March 9, 2020 (Docket #6219), March 16, 2020 (Docket #6322), and March 17, 2020 (Docket #6353) (the “ Disclosure Statement”). The Disclosure Statement was approved by the Bankruptcy Court by Order dated March 17, 2020 (Docket #6340). The Bankruptcy Court confirmed the Plan by Order dated June 20, 2020 (Docket #8053).

(2) On June 19, 2020, the Utility completed the sale of (i) $500 million aggregate principal amount of Floating Rate First Mortgage Bonds due June 16, 2022, (ii) $2.5 billion aggregate principal amount of 1.75% First Mortgage Bonds due June 16, 2022, (iii) $1 billion aggregate principal amount of 2.10% First Mortgage Bonds due August 1, 2027, (iv) $2 billion aggregate principal amount of 2.50% First Mortgage Bonds due February 1, 2031, (v) $1 billion aggregate principal amount of 3.30% First Mortgage Bonds due August 1, 2040, and (vi) $1.925 billion aggregate principal amount of 3.50% First Mortgage Bonds due August 1, 2050 (collectively, the “Mortgage Bonds”). On the Effective Date (as defined below), pursuant to the Plan, the Utility issued $11.9 billion of its first mortgage bonds (the “New Mortgage Bonds”) in satisfaction of certain of its pre-petition senior unsecured debt.

On the Effective Date, pursuant to the Plan, the Utility reinstated $9.6 billion aggregate principal amount of the Utility Reinstated Senior Notes.

In addition, on July 1, 2020, the Utility obtained a $1.5 billion 18-month secured term loan under a term loan credit agreement.

On June 23, 2020, PG&E Corporation obtained a $2.75 billion secured term loan (the “Term Loan”). The Term Loan matures on June 23, 2025, unless extended by PG&E Corporation pursuant to the terms of the Term Loan Agreement. The Term Loan will bear interest based, at PG&E Corporation’s election, on (1) LIBOR (but in no event less than 1.0%) plus an applicable margin or (2) ABR (but in no event less than 2.0%) plus an applicable margin. ABR will equal the highest of the following: the prime rate, 0.5% above the overnight federal funds rate, and the one-month LIBOR plus 1.0%. The applicable margin for LIBOR loans is 4.5% and the applicable margin for ABR loans is 3.5%. Additionally, on June 23, 2020, PG&E Corporation completed the sale of (i) $1.0 billion aggregate principal amount of 5.00% Senior Secured Notes due July 1, 2028 (the “2028 Notes”) and (ii) $1.0 billion aggregate principal amount of 5.25% Senior Secured Notes due July 1, 2030 (the “2030 Notes,” and together with the 2028 Notes, the “Notes”).

On July 1, 2020, the Utility entered into a $3.5 billion revolving credit agreement (the “Utility Revolving Credit Agreement”). Borrowings under the Utility Revolving Credit Agreement will bear interest based on the Utility’s election of either (1) LIBOR plus an applicable margin of 1.375% to 2.50% based on the Utility’s credit rating or (2) the base rate plus an applicable margin of 0.375% to 1.50% based on the Utility’s credit rating. In addition to interest on outstanding principal under the Utility Revolving Credit Agreement, the Utility is required to pay a commitment fee to the lenders in respect of the unutilized commitments thereunder, ranging from 0.25% to 0.50% per annum depending on the Utility’s credit rating. The Utility Revolving Credit Agreement has a maximum letter of credit sublimit equal to $1.5 billion.

In addition, on July 1, 2020, the Utility obtained a $3.0 billion secured term loan under a term loan credit agreement (the “Utility Term Loan Credit Agreement”). The facilities under the Utility Term Loan Credit Agreement consist of a $1.5 billion 364-day term loan facility (the “Utility 364-Day Term Loan Facility”) and a $1.5 billion 18-month term loan facility (the “Utility 18-Month Term Loan Facility”). The maturity date for the 364-Day Term Loan Facility is June 30, 2021 and the maturity date for the 18-Month Term Loan Facility is January 1, 2022. Borrowings under the Utility Term Loan Credit Agreement will bear interest based on the Utility’s election of either (1) LIBOR plus an applicable margin of 2.00% with respect to the 364-Day Term Loan Facility and 2.25% with respect to the 18-Month Term Loan Facility, or (2) the base rate plus an applicable margin of 1.00% with respect to the 364-Day Term Loan Facility and 1.25% with respect to the Utility 18-Month Term Loan Facility.

On July 1, 2020, PG&E Corporation entered into a $500 million revolving credit agreement (the “Corporation Revolving Credit Agreement”). The Corporation Revolving Credit Agreement has a maturity date three years after the Effective Date, subject to two one-year extensions at the option of PG&E Corporation. Borrowings under the Corporation Revolving Credit Agreement will bear interest based on PG&E Corporation’s election of either (1) LIBOR plus an applicable margin of 3.00% to 4.25% based on PG&E Corporation’s credit rating or (2) the base rate plus an applicable margin of 2.00% to 3.25% based on PG&E Corporation’s credit rating. In addition to interest on outstanding principal under the Corporation Revolving Credit Agreement, PG&E Corporation is required to pay a commitment fee to the lenders in respect of the unutilized commitments thereunder, ranging from 0.50% to 0.75% per annum depending on PG&E Corporation’s credit rating.

(For more information regarding the post-petition borrowings, see Note 5 of the Notes to the Condensed Consolidated Financial Statements in PG&E Corporation and the Utility’s quarterly report on Form 10-Q for the quarter ended June 30, 2020).

I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.

Date:	August 19, 2020	/s/ DAVID S. THOMASON
David S. Thomason
Vice President, Controller, PG&E Corporation
Vice President, Chief Financial Officer and Controller, Pacific Gas and Electric Company

UNAUDITED STATEMENTS OF INCOME
FOR THE MONTH ENDED JUNE 30, 2020

(in millions)	Reference	Pacific Gas & Electric Company	PG&E Corporation	PG&E Corporation Consolidated
Operating Revenues
Electric		$1,205	$—	$1,205
Natural gas		393	—	393
Total operating revenues		1,598	—	1,598
Operating Expenses
Cost of electricity		320	—	320
Cost of natural gas		34	—	34
Operating and maintenance		741	(3)	738
Wildfire-related claims, net of insurance		170	—	170
Wildfire fund expense		173	—	173
Depreciation, amortization, and decommissioning		298	—	298
Total operating expenses		1,736	(3)	1,733
Operating Income (Loss)		(138)	3	(135)
Interest income		3	—	3
Interest expense		(64)	(7)	(71)
Other income, net		30	1	31
Reorganization items, net	Item 15	(49)	(1,505)	(1,554)
Loss Before Income Taxes		(218)	(1,508)	(1,726)
Income tax provision (benefit)		560	(16)	544
Net Loss		(778)	(1,492)	(2,270)
Preferred stock dividend requirement		1	—	1
Loss Available for Common Stock		$(779)	$(1,492)	$(2,271)

UNAUDITED STATEMENTS OF INCOME
PETITION DATE THROUGH JUNE 30, 2020

(in millions)	Reference	Pacific Gas & Electric Company	PG&E Corporation	PG&E Corporation Consolidated
Operating Revenues
Electric		$19,215	$—	$19,215
Natural gas		6,752	—	6,752
Total operating revenues		25,967	—	25,967
Operating Expenses
Cost of electricity		4,399	—	4,399
Cost of natural gas		1,150	—	1,150
Operating and maintenance		12,860	(25)	12,835
Wildfire-related claims, net of insurance		11,606	—	11,606
Wildfire fund expense		173	—	173
Depreciation, amortization, and decommissioning		4,962	(1)	4,961
Total operating expenses		35,150	(26)	35,124
Operating Income (Loss)		(9,183)	26	(9,157)
Interest income		110	1	111
Interest expense		(1,355)	(32)	(1,387)
Other income, net		429	19	448
Reorganization items, net	Item 15	(524)	(1,622)	(2,146)
Loss Before Income Taxes		(10,523)	(1,608)	(12,131)
Income tax benefit		(2,882)	(15)	(2,897)
Net Loss		(7,641)	(1,593)	(9,234)
Preferred stock dividend requirement		20	—	20
Loss Attributable to Common Stock		$(7,661)	$(1,593)	$(9,254)

UNAUDITED BALANCE SHEETS
AS OF JUNE 30, 2020

(in millions)	Reference	Pacific Gas & Electric Company	PG&E Corporation	PG&E Corporation Consolidated
ASSETS
Current Assets
Cash and cash equivalents	Items 10 and 11	$746	$222	$968
Restricted cash		9,076	5,337	14,413
Accounts receivable:
Customers (net of allowance for doubtful accounts of $81)	Item 4	1,419	—	1,419
Accrued unbilled revenue		1,061	—	1,061
Regulatory balancing accounts		2,638	—	2,638
Other		2,634	108	2,618
Regulatory assets		377	—	377
Inventories:	Item 3
Gas stored underground and fuel oil		89	—	89
Materials and supplies		564	—	564
Wildfire fund asset		466	—	466
Other		388	12	400
Total current assets		19,458	5,679	25,013
Property, Plant, and Equipment
Electric		64,832	—	64,832
Gas		23,371	—	23,371
Construction work in progress		2,615	—	2,615
Other Plant in Service		18	2	20
Total property, plant, and equipment		90,836	2	90,838
Accumulated depreciation		(27,435)	(2)	(27,437)
Net property, plant, and equipment	Item 7	63,401	—	63,401
Other Noncurrent Assets
Regulatory assets		7,507	—	7,507
Nuclear decommissioning trusts		3,196	—	3,196
Operating lease right of use asset		2,121	6	2,127
Wildfire fund asset		6,048	—	6,048
Income taxes receivable		66	84	67
Other		1,714	5,287	1,870
Total other noncurrent assets		20,652	5,377	20,815
TOTAL ASSETS		$103,511	$11,056	$109,229

UNAUDITED BALANCE SHEETS
AS OF JUNE 30, 2020

(in millions)	Reference	Pacific Gas & Electric Company	PG&E Corporation	PG&E Corporation Consolidated
LIABILITIES AND SHAREHOLDERS’ EQUITY
Current Liabilities
Short-term borrowings		$—	$300	$300
Long-term debt, classified as current		100	350	450
Debtor-in-possession financing, classified as current	Item 6	2,000	—	2,000
Accounts payable:	Item 5
Trade creditors		3,382	17	3,399
Regulatory balancing accounts		1,915	—	1,915
Other		717	39	631
Operating lease liabilities		548	3	551
Interest Payable		1,331	32	1,363
Disputed claims and customer refunds		238	—	238
Wildfire-related claims		26,143	—	26,143
Wildfire fund liability		5,200	—	5,200
Other		1,579	2,026	3,605
Total current liabilities		43,153	2,767	45,795
Noncurrent Liabilities
Long-term debt		30,263	4,657	34,920
Regulatory liabilities		9,641	—	9,641
Pension and other postretirement benefits		1,836	105	1,941
Asset retirement obligations		5,961	—	5,961
Deferred income taxes	Item 8	1,316	(145)	1,171
Operating lease liabilities		1,573	3	1,576
Other		4,455	81	4,423
Total noncurrent liabilities		55,045	4,701	59,633
Liabilities Subject to Compromise	Item 9	—	—	—
Shareholders’ Equity
Preferred stock		258	—	—
Common stock		1,322	13,065	13,045
Additional paid-in capital		8,550	—	—
Reinvested earnings		(4,818)	(9,467)	(9,486)
Accumulated other comprehensive income (loss)		1	(10)	(10)
Total shareholders’ equity		5,313	3,588	3,549
Noncontrolling Interest - Preferred Stock of Subsidiary		—	—	252
Total equity		5,313	3,588	3,801
TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY		$103,511	$11,056	$109,229

UNAUDITED STATEMENTS OF CASH FLOWS
AS OF JUNE 30, 2020

(in millions)	Pacific Gas & Electric Company	PG&E Corporation	PG&E Corporation Consolidated
Cash Flows from Operating Activities
Net loss (1)	$(22)	$(1,572)	$(1,594)
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation, amortization, and decommissioning	1,729	—	1,729
Allowance for equity funds used during construction	(21)	—	(21)
Deferred income taxes and tax credits, net	890	(21)	869
Reorganization items, net	13	1,545	1,558
Wildfire fund expense	173	—	173
Other	138	4	142
Effect of changes in operating assets and liabilities:
Accounts receivable	(374)	(15)	(389)
Wildfire-related insurance receivable	99	—	99
Inventories	(19)	—	(19)
Accounts payable	701	21	722
Wildfire-related claims	619	—	619
Other current assets and liabilities	(4)	533	529
Regulatory assets, liabilities, and balancing accounts, net	(1,570)	—	(1,570)
Liabilities subject to compromise	401	12	413
Other noncurrent assets and liabilities	47	(16)	31
Net cash provided by operating activities	2,800	491	3,291
Cash Flows from Investing Activities
Capital expenditures	(3,399)	—	(3,399)
Proceeds from sales and maturities of nuclear decommissioning trust investments	787	—	787
Purchases of nuclear decommissioning trust investments	(837)	—	(837)
Other	8	—	8
Net cash used in investing activities	(3,441)	—	(3,441)
Cash Flows from Financing Activities
Proceeds from debtor-in-possession credit facility	500	—	500
Debtor-in-possession credit facility debt issuance costs	(3)	—	(3)
Proceeds from issuance of long-term debt, net of discount and issuance costs of $75, $90, and $165	8,850	4,660	13,510
Bridge facility financing fees	(33)	(40)	(73)
Other	20	—	20
Net cash provided by financing activities	9,334	4,620	13,954
Net change in cash, cash equivalents, and restricted cash	8,693	5,111	13,804
Cash, cash equivalents, and restricted cash at January 1	1,129	448	1,577
Cash, cash equivalents, and restricted cash at June 30	$9,822	$5,559	$15,381
Less: Restricted cash and restricted cash equivalents included in other current assets	(9,076)	(5,337)	(14,413)
Cash and cash equivalents at June 30	$746	$222	$968

(1) Net loss is for the year ended June 30, 2020 and will not agree to net loss as shown in Petition to Date Income Statement.

Supplemental disclosures of noncash investing and financing activities
Capital expenditures financed through accounts payable	$273	$—	$273
Operating lease liabilities arising from obtaining right-of-use assets	13	—	13

1. BASIS OF PRESENTATION

General and Chapter 11 Emergence

The accompanying unaudited financial statements have been prepared on a going concern basis, which contemplates the continuity of operations, the realization of assets and the satisfaction of liabilities in the normal course of business. PG&E Corporation and the Utility suffered material losses as a result of the 2017 Northern California wildfires and the 2018 Camp fire, which contributed to the decision to file for Chapter 11 protection on January 29, 2019. Uncertainty regarding these matters previously raised substantial doubt about PG&E Corporation’s and the Utility’s abilities to continue as going concerns.

As a result of PG&E Corporation’s and the Utility’s emergence from Chapter 11 on July 1, 2020 (the “Effective Date”), substantial doubt has been alleviated regarding the Company’s ability to meet its obligations as they become due within one year after the date the financial statements were issued. (For more information regarding the Chapter 11 Cases, see Note 2 of the Notes to the Condensed Consolidated Financial Statements in PG&E Corporation and the Utility’s quarterly report on Form 10-Q for the quarter ended June 30, 2020)

Financial Statements

Financial Accounting Standards Board Accounting Standards Codification 852 (Reorganizations) (“ASC 852”), which is applicable to companies in Chapter 11, requires that financial statements for periods after the filing of a Chapter 11 petition distinguish transactions and events that are directly associated with the reorganization from the ongoing operations of the business. The financial statements have been prepared in accordance with ASC 852. The accompanying financial statements have been prepared solely for purposes of complying with the monthly operating requirements applicable in PG&E Corporation and the Utility’s Chapter 11 Cases (the “Monthly Operating Reports”). PG&E Corporation and the Utility caution investors and potential investors not to place undue reliance upon the information contained in the Monthly Operating Reports, which was not prepared for the purpose of providing the basis for an investment decision relating to any securities of PG&E Corporation and the Utility.

The financial information contained in the Monthly Operating Reports is unaudited, limited in scope, and as such, has not been subject to procedures that would typically be applied to financial statements in accordance with accounting principles generally accepted in the United States of America. The Monthly Operating Reports should not be relied upon by any persons for information relating to current or future financial condition, events, or performance of the Corporation and the Utility and any of their non-debtor subsidiaries, as the results of operations contained in the Monthly Operating Reports are not necessarily indicative of results which may be expected for any other period or for the full year, and may not necessarily reflect the combined results of operations, financial position, and schedule of receipts and disbursements in the future. These unaudited financial statements were prepared using certain assumptions and estimates.  These assumptions and estimates are subject to revision.  Further, the amounts shown in this statement may differ materially due to adjustments in accruals, changes in facts and circumstances, changes in estimates, further analysis, and other factors.

The Utility’s unaudited financial statements reflected under the column “Pacific Gas and Electric Company” are presented on a consolidated basis and include the accounts of the Utility and the following subsidiaries of the Utility that individually and in aggregate are immaterial: Eureka Energy Company, Midway Power, LLC, Pacific Energy Fuels Company, and Standard Pacific Gas Line Incorporated.

The Corporation’s unaudited financial statements reflected under the column “PG&E Corporation” are presented on a consolidated basis and include the accounts of the following subsidiaries of the Corporation that individually and in aggregate are immaterial: PCG Capital, Inc., PG&E Corporation Support Services, Inc., and PG&E Corporation Support Services II, Inc.  The Corporation’s unaudited financial statements reflected under the column “PG&E Corporation” exclude the accounts of the Utility.

The Corporation’s unaudited financial statements reflected under the column “PG&E Corporation, Consolidated” are presented on a consolidated basis and include the accounts of the Corporation, the Utility, and other wholly owned and controlled subsidiaries.

These unaudited financial statements differ from the requirements of generally accepted accounting principles in that they exclude certain financial statements (shareholders’ equity, and other comprehensive income), relevant footnotes and certain reclassifications.

Liabilities Subject to Compromise

As a result of the commencement of the Chapter 11 Cases, the payment of pre-petition liabilities was subject to compromise or other treatment pursuant to the Plan. Generally, actions to enforce or otherwise effect payment of pre-petition liabilities are subject to an injunction and will be satisfied pursuant to the Plan and the Chapter 11 claims reconciliation process. Although payment of pre-petition claims outside of the Plan generally is not permitted, the Bankruptcy Court granted PG&E Corporation and the Utility authority to pay certain pre-petition claims in designated categories and subject to certain terms and conditions. This relief generally was designed to preserve the value of PG&E Corporation’s and the Utility’s business and assets.

Prior to June 30, 2020, pre-petition liabilities that were subject to compromise were required to be reported at the amounts expected to be allowed. Therefore, liabilities subject to compromise as of December 31, 2019 in the table in Note 9 below reflected management’s estimates of amounts expected to be allowed in the Chapter 11 Cases, based upon, among other things, the status of negotiations with creditors. As of June 30, 2020, such amounts have been reclassified to current or non-current liabilities in the unaudited balance sheets, based upon management’s judgment as to the timing for settlement of such liabilities. (For more information regarding Liabilities Subject to Compromise, see Note 2 of the Notes to the Condensed Consolidated Financial Statements in PG&E Corporation and the Utility’s quarterly report on Form 10-Q for the quarter ended June 30, 2020).

Reorganization Items

ASC 852 requires expenses and income directly associated with the Chapter 11 Cases to be reported separately in the income statement. Reorganization items are reported net and include expenses related to legal advisory and representation services, other professional consulting and advisory services, equity backstop premium expense, bridge loan facility fees, debtor-in-possession financing fees and changes in liabilities subject to compromise recognized as there are changes in amounts expected to be allowed, net of interest income.

Post-Petition Liabilities

Post-petition liabilities reflected in the Monthly Operating Report include Accounts payable – trade creditors, Accounts payable – other, Other current liabilities, Debtor-in-possession financing, Wildfire fund liabilities, and Wildfire-related claims, excluding amounts pertaining to regulatory liabilities.

2. CHAPTER 11 FILING

Plan of Reorganization and Restructuring Support Agreements

On June 19, 2020, PG&E Corporation and the Utility, certain funds and accounts managed or advised by Abrams Capital Management, LP (“Abrams”), and certain funds and accounts managed or advised by Knighthead Capital Management, LLC (“Knighthead” and, together with Abrams, the “Shareholder Proponents”) filed PG&E Corporation’s and the Utility’s and Shareholder Proponents’ Joint Chapter 11 Plan of Reorganization dated June 19, 2020 with the Bankruptcy Court (the “Plan”). The Bankruptcy Court confirmed the Plan by order dated June 20, 2020 (the “Confirmation Order”). PG&E Corporation and the Utility emerged from Chapter 11 on July 1, 2020.

Financial Reporting in Reorganization

Effective on the Petition Date and up to June 30, 2020, PG&E Corporation and the Utility applied accounting standards applicable to reorganizations, which are applicable to companies under Chapter 11 bankruptcy protection. These accounting standards require the financial statements for periods subsequent to the Petition Date to distinguish transactions and events that are directly associated with the reorganization from the ongoing operations of the business. Expenses, realized gains and losses, and provisions for losses that was directly associated with reorganization proceedings must have been reported separately as reorganization items, net in the Condensed Consolidated Statements of Income. In addition, the balance sheet must have distinguished pre-petition LSTC of PG&E Corporation and the Utility from pre-petition liabilities that were not subject to compromise, post-petition liabilities, and liabilities of the subsidiaries of PG&E Corporation that were not debtors in the Chapter 11 Cases in the Condensed Consolidated Balance Sheets. LSTC are pre-petition obligations that were not fully secured and had at least a possibility of not being repaid at the full claim amount. Where there was uncertainty about whether a secured claim will be paid or impaired pursuant to the Chapter 11 Cases, PG&E Corporation and the Utility have classified the entire amount of the claim as LSTC.

Furthermore, the realization of assets and the satisfaction of liabilities are subject to uncertainty. Pursuant to the Plan and Confirmation Order, actions to enforce or otherwise effect the payment of certain claims against PG&E Corporation and the Utility in existence before the Petition Date are subject to an injunction and will be satisfied pursuant to the Plan and the Chapter 11 claims reconciliation process. These claims were reflected as LSTC in the Condensed Consolidated Balance Sheets at December 31, 2019. Additional claims may arise after the Petition Date resulting from the rejection of executory contracts, including leases, and from the determination by the Bankruptcy Court (or agreement by parties-in-interest) of allowed claims for contingencies and other disputed amounts.

PG&E Corporation’s Condensed Consolidated Financial Statements are presented on a consolidated basis and include the accounts of PG&E Corporation and the Utility and other subsidiaries of PG&E Corporation and the Utility that individually and in aggregate are immaterial. Such other subsidiaries did not file for bankruptcy.

The Utility’s Condensed Consolidated Financial Statements are presented on a consolidated basis and include the accounts of the Utility and other subsidiaries of the Utility that individually and in aggregate are immaterial. Such other subsidiaries did not file for bankruptcy.

Upon emergence from Chapter 11 on July 1, 2020, PG&E Corporation and the Utility were not required to apply fresh start accounting based on the provisions of ASC 852 since the entity’s reorganization value immediately before the date of confirmation is more than the total of all its post-petition liabilities and allowed claims.

For additional information regarding the Chapter 11 Cases, refer to the website maintained by Prime Clerk, LLC, the Company’s claims and noticing agent, at http://restructuring.primeclerk.com/pge, as well as to PG&E Corporation and the Utility’s joint annual report on Form 10-K for the year ended December 31, 2019, their joint quarterly reports on Form 10-Q for the quarters ended March 31, 2020 and June 30, 2020, and other reports filed with the SEC, which are available on PG&E Corporation's website at www.pgecorp.com and on the SEC website at www.sec.gov.  PG&E Corporation and the Utility also routinely post or provide links to certain documents and information related to the Chapter 11 Cases at http://investor.pgecorp.com, under the “Chapter 11” tab.

3. INVENTORY

Inventories are carried at weighted-average cost and include natural gas stored underground as well as materials and supplies.  Natural gas stored underground is recorded to inventory when injected and then expensed as the gas is withdrawn for distribution to customers or to be used as fuel for electric generation.  Materials and supplies are recorded to inventory when purchased and expensed or capitalized to plant, as appropriate, when consumed or installed.

4. ACCOUNTS RECEIVABLE

The following reflects the balance of the Utility’s Accounts receivable – Customers as of June 30, 2020:

(in millions)	Accounts Receivable – Customers (Pre and Post-Petition)
Receivables Aging
0 -30 Days	$851
31-60 Days	152
61-90 Days	92
91+ Days	247
Unmailed invoices	148
Total accounts receivable – Customers	1,490
Other (1)	10
Allowance for doubtful accounts	(81)
Accounts receivable – Customers (net)	$1,419

(1) Represents Department of Water Resources bond charge, credit balance reclassification, and unidentified receipts.

5. ACCOUNTS PAYABLE

To the best of PG&E Corporation and the Utility’s knowledge, all undisputed, validated post-petition accounts payable have been and are being paid under agreed-upon payment terms.

In the ordinary course, in most instances PG&E Corporation and the Utility’s process for validating items for payment to suppliers requires the matching of a vendor invoice with a purchase order and, additionally, with a goods receipt (reflecting PG&E Corporation and the Utility’s acknowledgment of the delivery of goods or completion of services).  That matching process extends the timeline for a vendor invoice to be cleared for payment until such time as the validation operation is fully complete.  PG&E Corporation and the Utility are actively engaged on an ongoing basis with its supplier base to minimize the invoice matching and validation time frame.  To the best of PG&E Corporation and the Utility’s knowledge, in all instances where the invoice matching process has been satisfactorily completed for post-petition vendor activity, PG&E Corporation and the Utility do not have any past due post-petition accounts payable as of June 30, 2020.

6. DEBTOR-IN-POSSESSION (“DIP”) FINANCING

The following table summarizes the Utility’s outstanding borrowings and availability under their DIP credit facilities at June 30, 2020:

(in millions)	Termination Date	Aggregate Limit	Term Loan Borrowings	Revolver Borrowings	Letters of Credit Outstanding	Aggregate Availability
DIP Facilities	December 2020	$5,500	$2,000	$—	$904	$2,596

On July 1, 2020, the DIP Facilities were repaid in full and all commitments thereunder were terminated in connection with emergence from Chapter 11.

7. PROPERTY, PLANT, AND EQUIPMENT

Property, plant, and equipment are reported at the lower of their historical cost less accumulated depreciation or fair value.  Historical costs include labor and materials, construction overhead, and allowance for funds used during construction.  PG&E Corporation’s Consolidated balances of its property, plant, and equipment were as follows at June 30, 2020:

(in millions)	PG&E Corporation Consolidated
Electric (1)	$64,832
Gas	23,371
Construction work in progress	2,615
Other Plant in Service	20
Total property, plant, and equipment	90,838
Accumulated depreciation	(27,437)
Net property, plant, and equipment	$63,401

(1) Balance includes nuclear fuel inventories.  Stored nuclear fuel inventory is stated at weighted-average cost.  Nuclear fuel in the reactor is expensed as it is used based on the amount of energy output.

8. PAYMENT OF TAXES

To the best of PG&E Corporation and the Utility’s knowledge, they are current on all taxes payable.

9. LIABILITIES SUBJECT TO COMPROMISE

Liabilities subject to compromise as of December 31, 2019 which were settled or reclassified during the six months ended June 30, 2020 consist of the following:

(in millions)	Utility	PG&E Corporation (1)	December 31, 2019 PG&E Corporation Consolidated	Change in Estimated Allowed Claim 2020 (2)	Cash Payment	Reclassified (3)	Utility	PG&E Corporation (1)	June 30, 2020 PG&E Corporation Consolidated
Financing debt	$22,450	$666	$23,116	$351	$—	$(23,467)	$—	$—	$—
Wildfire-related claims	25,548	—	25,548	18	(23)	(25,543)	—	—	—
Trade creditors (4)	1,183	5	1,188	6	(14)	(1,180)	—	—	—
Non-qualified benefit plan	20	137	157	—	—	(157)	—	—	—
2001 bankruptcy disputed claims	234	—	234	4	—	(238)	—	—	—
Customer deposits & advances	71	—	71	12	—	(83)	—	—	—
Other	230	2	232	59	—	(291)	—	—	—
Total Liabilities Subject to Compromise	$49,736	$810	$50,546	$450	$(37)	$(50,959)	$—	$—	$—

(1) PG&E Corporation amounts reflected under the column “PG&E Corporation” exclude the accounts of the Utility.
(2) Change in estimated allowed claim amounts are primarily due to interest accruals with the exception of the “wildfire-related claims”, “customer deposits & advances”, and “other” line items which are mainly due to the adjustment to recorded liabilities.
(3) Amounts reclassified included $8.6 million to Accounts payable - other, $237.6 million to Disputed claims and customer refunds, $1,347.4 million to Interest payable, $21,425.7 million to Long-term debt, $300.0 million to Short-term borrowings, $450.0 million to Long-term debt, classified as current, $301.0 million to Other current liabilities, $97.9 million to Other non-current liabilities, $121.3 million to Pension and other post-retirement benefits, $1,126.9 million to Accounts payable - trade creditors, and $25,542.7 million to Wildfire-related claims on the unaudited balance sheets. For information on reclassified amounts, please see Note 2 of the Notes to the Condensed Consolidated Financial Statements for PG&E Corporation and the Utility’s quarterly report on Form 10-Q for the quarter ended June 30, 2020.
(4) As of July 24, 2020, $0.4 million and $290 million has been repaid by PG&E Corporation and the Utility, respectively.

10. RECAPITULATION OF FUNDS HELD AT END OF MONTH

The following reflects the bank balances of the Corporation and the Utility as of June 30, 2020:

Legal Entity	Bank	Account No.	Balance, End of Month (in ones)
PG&E Corporation	The Bank of New York Mellon	8400	$221,500,000
PG&E Corporation	The Bank of New York Mellon	9023	577,288
PG&E Corporation	Bank of America	7107	—
PG&E Corporation	The Bank of New York Mellon	4558	—
PG&E Corporation	Union Bank of California	9557	737
PG&E Corporation	Bank of America	0X30	—
PG&E Corporation	Barclays Capital Inc.	1362	—
PG&E Corporation	BNP Paribas	0652	—
PG&E Corporation	Citigroup Global Markets	0473	—
PG&E Corporation	Goldman, Sachs & Co	0609	—
PG&E Corporation	JP Morgan Chase Bank, N.A.	0698	—
PG&E Corporation	Mitsubishi UFJ Securities USA, INC.	0189	—
PG&E Corporation	Morgan Stanley / ISG Operations	4966	—
PG&E Corporation	RBC Capital Markets	2226	—
PG&E Corporation	Wells Fargo Securities, LLC	7221	—
Pacific Gas & Electric Company	The Bank of New York Mellon	8400	445,750,000
Pacific Gas & Electric Company	Union Bank of California	5581	275,320,062
Pacific Gas & Electric Company	Citibank N. A.	2091	474,936

Pacific Gas & Electric Company	Bank of America	3212	502,102
Pacific Gas & Electric Company	The Bank of New York Mellon	9994	23,978,121
Pacific Gas & Electric Company	The Bank of New York Mellon	7822	—
Pacific Gas & Electric Company	The Bank of New York Mellon	5477	—
Pacific Gas & Electric Company	Royal Bank of Canada	0446	463,081
Pacific Gas & Electric Company	Bank of America	7115	—
Pacific Gas & Electric Company	U.S. Bank	2311	9,071
Pacific Gas & Electric Company	Bank of America	2988	46,736
Pacific Gas & Electric Company	The Bank of New York Mellon	3044	—
Pacific Gas & Electric Company	Bank of America	2302	12,902
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	4XL9	3,040
Pacific Gas & Electric Company	The Bank of New York Mellon	4122	985
Pacific Gas & Electric Company	The Bank of New York Mellon	3532	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	43.11	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	543.7	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	550.2	—
Pacific Gas & Electric Company	Bank of America	0817	—
Pacific Gas & Electric Company	Citibank N. A.	0901	—
Pacific Gas & Electric Company	Citibank N. A.	1958	—
Pacific Gas & Electric Company	Citibank N. A.	2316	—
Pacific Gas & Electric Company	Citigroup Global Markets	6473	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	854.1	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	854.1	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	54.11	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	54.12	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	54.13	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	54.14	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	54.15	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	54.16	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	854.2	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	854.3	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	854.4	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	854.5	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	854.6	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	854.7	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	854.8	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	854.9	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	43.10	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	43.12	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	543.6	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	543.8	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	550.1	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	50.10	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	50.11	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	50.12	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	50.13	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	50.14	—

Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	50.15	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	50.16	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	50.17	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	50.18	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	50.19	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	50.20	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	50.21	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	50.22	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	50.23	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	50.24	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	550.3	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	550.4	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	550.5	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	550.6	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	550.7	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	550.8	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	550.9	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	387.1	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	7110	—
Pacific Gas & Electric Company	The Bank of New York Mellon	8400	703,163
Pacific Gas & Electric Company	The Bank of New York Mellon	8544	—
Pacific Gas & Electric Company	The Bank of New York Mellon	9990	4,955,257
Pacific Gas & Electric Company	The Bank of New York Mellon	4017	—
Pacific Gas & Electric Company	The Bank of New York Mellon	0143	—
Pacific Gas & Electric Company	Wells Fargo Bank N.A.	9578	—
Pacific Gas & Electric Company	The Bank of New York Mellon	9978	—
Pacific Gas & Electric Company	U.S. Bank	5000	1,003,429
Pacific Gas & Electric Company	Bank of America	2520	—
Total Funds on Hand for all Accounts (1)(2)			$975,300,910

(1) Schedule does not include Wells Fargo accounts 5300 and 5400; these accounts are held by grantor trusts relating to post-service benefits to directors, officers, and other highly paid employees, which have a combined value of $184,865,048. The grantor trusts are considered assets of the Corporation subject to creditor claims.
(2) Balances will not tie to the Balance Sheets as they are per bank and due to the exclusion of non-debtor bank accounts.

11. CASH RECEIPTS AND DISBURSEMENTS

The following reflects the cash receipts and disbursements of the Corporation and the Utility for the month ended June 30, 2020:

(in ones)	Pacific Gas & Electric Company	PG&E Corporation	PG&E Corporation Consolidated
Beginning Cash (1)(2)	$391,791,687	$374,744,892	$766,536,579
Total receipts (3)	2,454,589,921	11,922,396	2,466,512,317
Total disbursements (3)	(2,093,158,723)	(164,589,263)	(2,257,747,986)
DIP borrowing and repayments, net (net of fees)	—	—	—
Total Change in Cash	361,431,198	(152,666,867)	208,764,331
Ending Cash (1)(2)	$753,222,885	$222,078,025	$975,300,910

(1) Calculated using balance per bank.
(2) Balances will not tie to the Balance Sheets as they are per bank and due to the exclusion of non-debtor bank accounts.
(3) Includes intercompany receipts and disbursements between the Corporation and the Utility.

12.  PAYMENTS ON PRE-PETITION DEBT

The following reflects the payments for the month ended June 30, 2020 made in accordance with the authority granted by the Bankruptcy Court pursuant to the First Day Motions.

(in millions)	Disbursed in Month
First Day Motions
Operational Integrity Supplier	$—
Cash Management	—
NGX - CAISO	—
Public Purpose Programs	2
Shippers / Liens	—
Tax	1
Employee Wage and Benefits	—
Insurance	—
503(b)(9) (1)	—
Total	$3

(1) Pursuant to the Operational Integrity Motion Debtors are allowed to pay valid 503(b)(9) claims.

13.  PAYMENTS FOR RETAINED PROFESSIONALS

The following reflects payments made to retained bankruptcy professionals during the month ended June 30, 2020.

(in ones)
Name	Payment Date	Total Payments for the Month
AP SERVICES, LLP	6/6/2020	$7,610,069
BAKER & HOSTETLER LLP	6/20/2020	3,331,211
BERMAN AND TODDERUD PLLP	6/13/2020	92,628
BRUCE A MARKELL	6/30/2020	75,000
CENTERVIEW PARTNERS LLC	6/18/2020	409,723
CRAVATH, SWAINE & MOORE LLP	6/13/20; 6/16/20; 6/18/20; 6/20/20	3,809,646
DELOITTE & TOUCHE LLP	6/29/2020	328,146
FTI CONSULTING INC	6/19/2020	620,486
JENNER & BLOCK LLP	6/19/2020	721,967
KELLER & BENVENUTTI LLP	6/13/2020	152,640
KPMG LLP	6/2/2020	391,355
LATHAM & WATKINS	6/13/2020; 6/29/2020	1,290,078
LINCOLN INTERNATIONAL LP	6/19/2020	1,418,585
LYNN ANNE BAKER	6/19/2020	35,424
MCKINSEY & COMPANY INC - U S	6/27/2020	156,000
MILBANK LLP	6/20/2020	1,304,427
MORRISON & FOERSTER LLP	6/8/20; 6/15/20	942,963
MUNGER TOLLES & OLSON LLP	6/13/20; 6/18/20; 6/19/20; 6/20/20; 6/25/20	5,440,066
PILLSBURY WINTHROP SHAW PITTMAN LLP	6/30/2020	27,728
SIMPSON THACHER & BARTLETT LLP	6/16/2020	738,319
STEPTOE & JOHNSON LLP	6/18/2020	276,203
TRIDENT DMG LLC	6/18/2020	28,088
WEIL GOTSHAL & MANGES LLP	6/13/20; 6/18/20; 6/20/20	5,294,878
WILLIS TOWERS WATSON US LLC	6/3/20; 6/5/20; 6/12/20; 6/30/20	80,295
Total		$34,575,925

14.  PAYMENTS TO INSIDERS

The following reflects the cash payments made to insiders (Section 16 officers) of the Corporation and the Utility during the month ended June 30, 2020.

(in ones)		Total Payments for Month
Name(1)	Title
William D. Johnson(2)	Former Chief Executive Officer and President, PG&E Corporation	$491,292	(3)
Michael A. Lewis(4)	Senior Vice President, Electric Operations, Pacific Gas and Electric Company	$46,375
Janet C. Loduca(5)	Former Senior Vice President and General Counsel, PG&E Corporation and Pacific Gas and Electric Company	$51,271
John R. Simon(6)	Executive Vice President, Law, Strategy, and Policy, PG&E Corporation	$60,523
David S. Thomason	Vice President, Chief Financial Officer, and Controller, Pacific Gas and Electric Company Vice President and Controller, PG&E Corporation	$27,896
Andrew M. Vesey(7)	Former Chief Executive Officer and President, Pacific Gas and Electric Company	$83,333
Jason P. Wells	Executive Vice President and Chief Financial Officer, PG&E Corporation	$56,175
James M. Welsch	Senior Vice President and Chief Nuclear Officer, Pacific Gas and Electric Company	$48,141

(1) Section 16 officers of the Corporation and/or the Utility, as determined by the Corporation's and the Utility's Boards of Directors as of December 31, 2019.
(2) Mr. Johnson stepped down from his position as Chief Executive Officer and President of PG&E Corporation effective June 30, 2020.
(3) Includes vacation payout of $282,959.
(4) Effective August 1, 2020, Mr. Lewis serves as Interim President of the Utility.
(5) Effective August 15, 2020, Ms. Loduca stepped down from her position as Senior Vice President and General Counsel of PG&E Corporation and the Utility.
(6) Effective August 15, 2020, Mr. Simon serves as Executive Vice President, General Counsel and Chief Ethics & Compliance Officer of PG&E Corporation.
(7) Effective August 1, 2020, Mr. Vesey no longer serves as Chief Executive Officer and President of the Utility.

15.  REORGANIZATION ITEMS

The following reflects reorganization items, net, post-petition through June 30, 2020:

(in millions)	Pacific Gas & Electric Company	PG&E Corporation	PG&E Corporation Consolidated
Debtor-in-possession financing costs	$99	$17	$116
Legal and other (1)	480	1,616	2,096
Interest income	(55)	(11)	(66)
Adjustments to LSTC	—	—	—
Total reorganization items, net	$524	$1,622	$2,146

(1) At June 30, 2020, the Corporation and the Utility incurred $1,641,207 and $1,992,210, respectively, in fees to the U.S. Trustee.